UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): August 15, 2016

Fifth Street Asset Management Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36701	46-5610118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  777 West Putnam Avenue, 3rd Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 681-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 15, 2016, Fifth Street Asset Management Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended June 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure

On August 15, 2016, the Company issued a press release announcing the declaration of a quarterly dividend of $0.10 per share to the holders of its Class A common stock. The declared dividend is payable on October 14, 2016 to stockholders of record as of September 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release, dated August 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET ASSET MANAGEMENT INC.

Date: August 15, 2016	By:	/s/ Kerry S. Acocella
		Name:	Kerry S. Acocella
		Title:	Secretary

EXHIBIT INDEX

Exhibit

99.1	Press Release, dated August 15, 2016